UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2006

CULLEN/FROST BANKERS, INC.
(Exact name of issuer as specified in its charter)

Texas	0-7275	74-1751768
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Houston Street, San Antonio, Texas	78205
(Address of principal executive offices)	(Zip Code)

(210) 220-4011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

   At the close of business on December 8, 2006, Cullen/Frost Bankers, Inc. ("Cullen/Frost") will complete its acquisition of Summit Bancshares, Inc. ("Summit"), pursuant to the terms and conditions of an Agreement and Plan of Merger (the "Merger Agreement"), dated July 2, 2006, as amended, that provides for the merger of Summit with and into Cullen/Frost (the "Merger").

   As a result of the Merger, each share of Summit common stock outstanding at the effective time of the Merger will be converted into the right to receive cash or Cullen/Frost common stock, in either case having a value of $27.64, which is $11.4996 plus the product of 0.2933 and $55.03, the average closing price of Cullen/Frost common stock for the five trading days ending on December 7, 2006. This represents a total consideration expected to be paid to Summit shareholders of $359.9 million. Based on average closing price of Cullen/Frost common stock for the five trading days ending on December 7, 2006, the 13,020,572 shares of Summit common stock outstanding at the time of the elections of shareholders (as adjusted pursuant to the proration and adjustment mechanism provided in the Merger Agreement) and expected to be outstanding at the effective time of the Merger, Cullen/Frost expects to issue 3,818,934 shares of common stock and pay $149.7 million in cash.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

2.1

Agreement and Plan of Merger by and between Summit Bancshares, Inc. and Cullen/Frost Bankers, Inc. dated as of July 2, 2006 (incorporated by reference to Appendix A to the Proxy Statement / Prospectus contained in the Registration Statement filed on Form S-4, File Number 333-136626, on September 14, 2006)

* * *

   Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Cullen/Frost Bankers, Inc. with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by or with the approval of Cullen/Frost that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the Merger of Cullen/Frost and Summit, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the Merger; (ii) statements of plans, objectives and expectations of Cullen/Frost or Summit or their managements or Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes", "anticipates", "expects", "intends", "targeted", "continue", "remain", "will", "should", "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

   Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses of Cullen/Frost and Summit will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (iii) revenues following the Merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) local, regional, national and international economic conditions and the impact they may have on Cullen/Frost and Summit and their customers and Cullen/Frost's and Summit's assessment of that impact; (vi) changes in the level of non-performing assets and charge-offs; (vii) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (viii) inflation, interest rate, securities market and monetary fluctuations; (ix) changes in the competitive environment among financial holding companies and banks; and (x) changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which Cullen/Frost and Summit must comply. Additional factors that could cause Cullen/Frost's results to differ materially from those described in the forward-looking statements can be found in Cullen/Frost's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to Cullen/Frost or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. Cullen/Frost undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Phillip D. Green

Phillip D. Green
Group Executive Vice President
and Chief Financial Officer

Dated:	December 7, 2006

EXHIBIT INDEX

Exhibit
Number	Description

2.1

Agreement and Plan of Merger by and between Summit Bancshares, Inc. and Cullen/Frost Bankers, Inc. dated as of July 2, 2006 (incorporated by reference to Appendix A to the Proxy Statement / Prospectus contained in the Registration Statement filed on Form S-4, File Number 333-136626, on September 14, 2006)